Exhibit 10.40


                         JOINT DISBURSEMENT INSTRUCTIONS
                          FOR CLOSING: OCTOBER 18, 2005


The undersigned do hereby:

     1. Acknowledge the acceptance of subscriptions from purchasers representing gross proceeds of $1,150,000 from the sale of Convertible Debentures of STARTECH ENVIRONMENTAL CORPORATION, a Colorado corporation (the "Company").

     2. Represent that all conditions precedent to closing of the Company's offering of Convertible Debentures have been satisfied or deferred; and direct that David Gonzalez, Esq. disburse the gross proceeds of the offering as the joint direction of the undersigned as follows:

     To be disbursed via wire transfer in immediately available U.S. funds, payable to the following parties:

      Gross Proceeds                                                $ 1,150,000
      Less Fees:
      To Yorkville Advisors Management
           Commitment Fee (10% of Gross Proceeds)                   $  (115,000)

Net Proceeds to the Company                                         $ 1,035,000
                                                                    -----------



STARTECH ENVIRONMENTAL                          CORNELL CAPITAL PARTNERS, LP
CORPORATION                                     By:     Yorkville Advisors, LLC
                                                Its:    General Partner


By:        /s/ Peter J. Scanlon                 By:      /s/ Mark Angelo
           --------------------                          ---------------
Name:      Peter J. Scanlon                     Name:    Mark Angelo
Its:       CFO                                  Its:     Portfolio Manager